Earnings per share	12 Months Ended
Dec. 31, 2020
Basic earnings per share [abstract]
Earnings per share [Text Block]

25. Earnings per share

	Year ended
	Dec. 31, 2020	Dec. 31, 2019

Basic and diluted weighted average common shares outstanding	261,272,151	261,272,151

The determination of the diluted weighted-average number of common shares excludes the impact of 1,292,840 weighted-average stock options outstanding that were anti-dilutive for the year ended December 31, 2020 (December 31, 2019 - nil).

For periods where Hudbay records a loss, Hudbay calculates diluted loss per share using the basic weighted average number of shares. If the diluted weighted average number of shares were used, the result would be a reduction in the loss, which would be anti-dilutive. For the year ended December 31, 2020 and 2019, Hudbay calculated diluted loss per share using 261,272,151 common shares.